SIGNIFICANT ACCOUNTING POLICIES - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Cash, cash equivalents and restricted cash
Cash and cash equivalents	¥ 20,915	$ 3,032	¥ 1,060,969		¥ 866,113
Restricted cash	28,041	4,066	35,702		56,269
Total	¥ 48,956	$ 7,098	¥ 1,096,671	$ 159,002	¥ 922,382	¥ 561,098